General	12 Months Ended
Dec. 31, 2022
Organization, Consolidation and Presentation of Financial Statements [Abstract]
General
Note 1 - General
Borr Drilling Limited was incorporated in Bermuda on August 8, 2016. We are listed on the Oslo Stock Exchange and on the New York Stock Exchange under the ticker “BORR”. Borr Drilling Limited is an international offshore drilling contractor providing services to the oil and gas industry. Our primary business is the ownership, contracting and operation of modern jack-up drilling rigs for operations in shallow-water areas (i.e., in water depths of approximately 400 feet), including the provision of related equipment and work crews to conduct drilling of oil and gas wells and workover operations for exploration and production customers. As of December 31, 2022, we had a total of 22 premium jack-up rigs, including one rig which was “warm stacked”, and had agreed to purchase two additional premium jack-up rigs under construction, which are scheduled for delivery in 2025.
As used herein, and unless otherwise required by the context, the terms “Company”, “Borr”, “we,” “Group”, “our” and words of similar nature refer to Borr Drilling Limited and its consolidated companies. The use herein of such terms as “group”, “organization”, “we”, “us”, “our” and “its”, or references to specific entities, is not intended to be a precise description of corporate relationships.
Going concern
The consolidated financial statements have been prepared on a going concern basis.

We have incurred significant losses since inception and may be dependent on additional financing in order to meet our existing capital expenditure commitments and our debt obligations expected in the next 12 months.
On December 28, 2021, as contemplated by the agreements in principle with the shipyard creditors, subsequently reflected in executed agreements, outlined below, the Company launched a private placement which closed in January 2022, raising net proceeds of $28.9 million by issuing 13,333,333 shares at a subscription price of $2.25 per share.
On June 27, 2022, we announced that we had entered into a letter of intent ("LOI") for the sale of three newbuilding jack-up rigs for $320.0 million, subject to various conditions. In September 2022, we entered into a sales agreement, giving effect to the previously executed LOI. Upon sale of the first of the three rigs to be sold, proceeds from the sale were used to pay the delivery installments for one of the rigs. The remaining proceeds will be used to pay the delivery installment of the other two rigs and further eliminate the associated activation costs that would have applied in the future.
In August 2022, the Company conducted a public offering raising net proceeds of $260.4 million by issuing 76,363,071 shares at a subscription price of $3.60 per share ("2022 August Equity Offering"). Proceeds from the August Equity Offering were used to consummate the refinancing described below.
In October 2022, we entered into agreements with our shipyard creditors and other secured creditors to refinance our respective debt facilities, extending the debt maturity to 2025. As part of these agreements, we paid the outstanding balance of our Syndicated Facility and New Bridge Facility with proceeds from our new $150.0 million bilateral facility provided by DNB Bank ASA, an existing lender in the previous facilities, and using a portion of the proceeds from our 2022 August Equity Offering.
In addition, we paid down $45.0 million of our Hayfin facility with proceeds from our 2022 August Equity Offering. While there was no refinancing of our facilities with Keppel, our amended agreement with Keppel resulted in the deferral of the delivery dates for two of our newbuild rigs to 2025 and included an agreement for Keppel to cooperate with the sale of the other three newbuild rigs we agreed to purchase and which we subsequently agreed to sell.
On October 13, 2022, we announced that we had entered into an agreement to sell the jack-up rig "Gyme" for $120.0 million. The sale of the rig was pursuant to an undertaking by the Company under its most recent refinancing with PPL Shipyard completed in October 2022. Upon closing of the transaction on November 15, 2022, the proceeds from the sale were applied to all outstanding amounts owed on the rig, and excess amounts were applied to the capitalized interest for the eight other rigs financed by PPL.
In February 2023, we issued $250.0 million senior unsecured convertible bonds due February 8, 2028 and $150.0 million senior secured bonds due February 9, 2026. The proceeds from the unsecured convertible bonds and secured bonds will be used to refinance the outstanding $350.0 million of convertible bonds due May 23, 2023 and for general corporate purposes.
In July 2021, we established an ATM program under which we may offer and sell from time to time up to $40.0 million of our common shares to be listed on the New York Stock Exchange. Since establishment of the ATM program through to December 31, 2022, we have sold 2,350,000 shares, raising $8.8 million in net proceeds under the ATM program.
The sale of shares under our ATM program, the equity raised in December 2021 and August 2022, the extension of the maturities of our secured debt to 2025 and raising of proceeds from the unsecured convertible bonds and secured bonds issued in February 2023 have improved our current liquidity situation. Additionally, the sale of the jack-up rig "Gyme" jack-up rig for $120.0 million with proceeds from the sale being applied to all outstanding amounts owed on the rig, reduced our total outstanding debt and agreement to sell three newbuildings jack-up rigs for $320.0 million with proceeds from the sale to pay the delivery installments of the three newbuildings jack-up rigs and further eliminate the associated activation costs that would apply in the future, have reduced our capital commitments. However, our ability to continue as a going concern is dependent on a continuing improvement in the jack-up drilling market and securing our rigs on profitable contracts, in addition to being able to meet our existing capital expenditure commitments and our debt obligations during 2023. As such, we have concluded that a substantial doubt exists over our ability to continue as a going concern. The financial statements included in this report do not include any adjustments that might result from the outcome of this uncertainty.
We will continue to explore additional financing opportunities and strategic sale of a limited number of modern jack-ups or joint ventures in order to further strengthen the liquidity of the Company. While we have confidence that these actions will enable us to better manage our liquidity position, and we have a track record of delivering additional financing and selling rigs and joint ventures, there is no guarantee that any additional financing or sale measures will be concluded successfully.